(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
Setpember 30, 2002


Merrill Lynch
Global Technology
Fund, Inc.


www.mlim.ml.com




This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.


Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

Portfolio
Information
As of 9/30/02

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corporation                              7.1%
Dell Computer Corporation                          5.6
Cisco Systems, Inc.                                5.2
Intel Corporation                                  3.3
Symbol Technologies, Inc.                          3.0
Computer Associates International, Inc.            2.4
International Business Machines Corporation        1.9
Oracle Corporation                                 1.9
EMC Corporation                                    1.8
Convergys Corporation                              1.8


                                               Percent of
Five Largest Industries                        Net Assets

Semiconductors                                    16.3%
Systems Software                                  12.2
Computer Hardware                                 10.7
Application Software                               7.9
Electronic Equipment & Instruments                 6.2



Merrill Lynch Global Technology Fund, Inc., September 30, 2002


DEAR SHAREHOLDER

For the six months ended September 30, 2002, Merrill Lynch Global Technology Fund, Inc. slightly underperformed the unmanaged Goldman Sachs Technology Composite (GTC) Index. Total returns for the Fund's Class A, Class B, Class C, and Class D Shares were -49.26%, -49.49%, -49.55% and -49.31%, respectively, compared to the total return of -47.33% for the GTC Index for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The six months ended September 30, 2002 provided no relief for technology investors. While the U.S. economy did manage to emerge from the late 2001 recession, the recovery has been anemic and uneven. In terms of technology spending, consumer electronics sales have held up fairly well, but we are seeing a significant lag between a recovery of corporate profits and the resumption of an upward bias in budgets for spending on information technology. Semiconductor and technology services stocks, which had performed well relative to the other technology areas following the market lows of September 2001, significantly underperformed during the summer of 2002, leaving nowhere for technology investors to hide.

The Fund's performance in the September period benefited from an underweighted investment in information technology (IT) consulting and services, and from slightly overweighted positions in health care providers and services and aerospace and defense issues. Fund performance relative to the GTC Index was also enhanced by the Fund's specific stock selection in communications equipment, electronic equipment and instruments, and IT consulting and services issues, as well as by a larger-than-normal cash position, which helped to insulate the Fund from the market's overall weakness. However, Fund performance was hindered by our overweighted position in electronic equipment and instruments, an underweighted position in computers and peripherals, and security selection in aerospace and defense, computers and peripherals, and software.

As of September 30, 2002, the Fund's five largest positions included Microsoft Corporation (7.1% of net assets), Dell Computer Corporation (5.6%), Cisco Systems, Inc. (5.1%), Intel Corporation (3.3%), and Symbol Technologies, Inc. (2.9%). The Fund's largest absolute industry commitment was in semiconductor equipment and products, with approximately 21% of net assets invested in this area. Relative to the benchmark Index, the Fund's largest industry commitment was in electronic equipment and instruments, while its most significant underweighting was in computers and peripherals. (For complete listings of the Fund's ten largest holdings and five largest industries, see page 1 of this report to shareholders.)

Looking ahead, we believe that the U.S. economy is gradually improving, but are concerned about the prospects for a double-dip recession. Higher energy prices, a weakening housing market, and prospects of a Middle East conflict could cause consumer spending to weaken. A decline in consumer spending would negatively affect the entire economy, and would particularly affect the near-term prospects for technology companies. We believe that eventual improvement in technology spending will be led by a replacement cycle for computer hardware, cellular handset upgrade purchases and more normalized business spending on hardware, software and services. We anticipate continued challenges for telecommunications equipment providers, fiber optics manufacturers, and select contract manufacturers as these industries continue to struggle with heavy debt burdens and issues of excess capacity.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(R. Elise Baum)
R. Elise Baum
Senior Vice President and
Portfolio Manager


(David T. Poiesz)
David T. Poiesz
Senior Portfolio Manager



October 24, 2002


We are pleased to announce that effective October 4, 2002 David T. Poiesz became responsible for the day-to-day management of Merrill Lynch Global Technology Fund, Inc. Mr. Poiesz was previously co-founder of RiverRock Capital Management, L.P. since 1999. Prior thereto, Mr. Poiesz was employed at Jennison Associates LLC as portfolio manager from 1992 to 1999.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Robert C. Doll, Jr., Senior Vice President
R. Elise Baum, Senior Vice President
Susan B. Baker, Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Technology Fund, Inc., September 30, 2002


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Aggregate Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                     % Return Without   % Return With
Class A Shares*                        Sales Charge     Sales Charge**

One Year Ended 9/30/02                    -38.50%        -41.73%
Inception (6/26/98) through 9/30/02       -18.29         -19.32

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC      With CDSC**

One Year Ended 9/30/02                    -39.07%        -41.51%
Inception (6/26/98) through 9/30/02       -19.12         -19.43


*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 9/30/02                    -39.22%        -39.83%
Inception (6/26/98) through 9/30/02       -19.16         -19.16

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 9/30/02                    -38.64%        -41.86%
Inception (6/26/98) through 9/30/02       -18.50         -19.53

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                       6-Month            12-Month        Since Inception
As of September 30, 2002                             Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares          -49.26%            -38.50%             -57.73%
ML Global Technology Fund, Inc. Class B Shares          -49.49             -39.07              -59.52
ML Global Technology Fund, Inc. Class C Shares          -49.55             -39.22              -59.62
ML Global Technology Fund, Inc. Class D Shares          -49.31             -38.64              -58.19
Standard & Poor's 500 Index**                           -28.36             -20.49              -23.93
Goldman Sachs Technology Index***                       -47.33             -34.84              -45.38


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/26/98.
**This unmanaged broad-based index is comprised of common stocks.
Since inception total return is from 6/30/98.
***The Goldman Sachs Technology Industry Composite Index is a modified captilization-weighted index of selected technology stocks.
The Index was developed with a base value of 100 as of April 30, 1996. Since inception total return is from 6/30/98.


SCHEDULE OF INVESTMENTS                                                                                       (IN U.S. DOLLARS)
                                             Shares                                                                  Percent of
COUNTRY       Industries                      Held              Stocks                     Cost            Value     Net Assets
Canada        Semiconductor Equipment        325,500    ++Celestica Inc.             $    7,247,679     $    4,264,050    1.0%

                                                        Total Stocks in Canada            7,247,679          4,264,050    1.0


Finland       Telecommunications             288,300    Nokia Oyj 'A' (ADR)*              4,947,956          3,819,975    0.9
              Equipment

                                                        Total Stocks in Finland           4,947,956          3,819,975    0.9


Israel        Internet Software &            202,900    ++Check Point Software
              Services                                  Technologies Ltd.                 7,521,675          2,789,875    0.6

                                                        Total Stocks in Israel            7,521,675          2,789,875    0.6


Singapore     Electronic Equipment &         191,300    ++Flextronics International
              Instruments                               Ltd.                                953,511          1,329,535    0.3

                                                        Total Stocks in Singapore           953,511          1,329,535    0.3


South Korea   Semiconductors                  16,900    Samsung Electronics               4,788,249          4,108,858    0.9

                                                        Total Stocks in South Korea       4,788,249          4,108,858    0.9


Taiwan        Semiconductors               5,545,700    ++Taiwan Semiconductor
                                                        Manufacturing Company             9,134,683          6,521,553    1.5
                                             451,330    ++United Microelectronics
                                                        Corporation (ADR)*                3,028,336          1,593,195    0.4


                                                        Total Stocks in Taiwan           12,163,019          8,114,748    1.9


SCHEDULE OF INVESTMENTS (continued)                                                                         (IN U.S. DOLLARS)
                                             Shares                                                                  Percent of
COUNTRY       Industries                      Held              Stocks                     Cost            Value     Net Assets
United        Advertising                    616,700    ++DoubleClick Inc.           $    6,064,281     $    3,169,838    0.7%
States
              Application Software           414,600    ++Cadence Design Systems,
                                                        Inc.                              7,541,962          4,216,482    1.0
                                             668,500    ++i2 Technologies, Inc.           3,971,465            340,935    0.1
                                           2,032,400    ++Liberate Technologies, Inc.    15,875,891          3,150,220    0.7
                                             163,000    ++Mercury Interactive Corp.      14,711,201          2,800,340    0.6
                                           2,737,300    ++Parametric Technology
                                                        Corporation                      21,769,336          4,899,767    1.1
                                             453,400    ++PeopleSoft, Inc.               12,142,222          5,604,024    1.3
                                             367,300    ++Peregrine Systems, Inc.         4,813,044             20,568    0.0
                                             503,900    ++Siebel Systems, Inc.            7,480,722          2,897,425    0.7
                                             189,000    ++THQ Inc.                        4,800,589          3,927,420    0.9
                                           1,672,700    ++TIBCO Software Inc.            21,202,768          6,255,898    1.5
                                                                                    ---------------    ---------------  ------
                                                                                        114,309,200         34,113,079    7.9

              Computer & Electronics          91,500    ++Best Buy Co., Inc.              1,754,448          2,041,365    0.5
              Retail

              Computer Hardware            1,031,000    ++Dell Computer Corporation      25,165,593         24,228,500    5.6
                                             576,115    Hewlett-Packard Company           7,470,359          6,723,262    1.6
                                             143,800    International Business
                                                        Machines Corporation             13,060,145          8,396,482    1.9
                                           2,597,700    ++Sun Microsystems, Inc.         23,797,611          6,702,066    1.5
                                             451,128    ++Synchrologic, Inc. (Class D)    3,000,001            270,677    0.1
                                                                                    ---------------    ---------------  ------
                                                                                         72,493,709         46,320,987   10.7

              Computer Storage &           1,733,300    ++EMC Corporation                22,404,683          7,921,181    1.8
              Peripherals                     73,200    ++Maxtor Corporation                305,142            191,052    0.1
                                                                                    ---------------    ---------------  ------
                                                                                         22,709,825          8,112,233    1.9

              Data Processing                514,800    ++Convergys Corporation          15,947,855          7,737,444    1.8
              Services                       228,600    First Data Corporation            7,523,500          6,389,370    1.5
                                             300,200    Paychex, Inc.                     8,638,689          7,306,868    1.7
                                                                                    ---------------    ---------------  ------
                                                                                         32,110,044         21,433,682    5.0

              Defense                        168,200    Raytheon Company                  5,357,138          4,928,260    1.1

              Diversified Commercial         715,300    ++Cendant Corporation            12,785,030          7,696,628    1.8
              Services                       403,500    ++Ticketmaster Online-
                                                        CitySearch, Inc. (Class B)        7,175,239          6,157,410    1.4
                                                                                    ---------------    ---------------  ------
                                                                                         19,960,269         13,854,038    3.2

              Electronic Equipment &         250,200    ++Ingram Micro Inc. (Class A)     4,227,502          3,327,660    0.8
              Instruments                    248,700    ++Jabil Circuit, Inc.             4,322,870          3,675,786    0.8
                                             114,200    ++Plexus Corporation              2,600,888          1,052,924    0.2
                                             736,300    ++Sanmina Corporation             8,599,368          2,039,551    0.5
                                           1,665,500    Symbol Technologies, Inc.        19,992,247         12,774,385    3.0
                                              95,500    ++Tech Data Corporation           3,086,963          2,521,200    0.6
                                                                                    ---------------    ---------------  ------
                                                                                         42,829,838         25,391,506    5.9

              Health Care                  1,315,700    ++WebMD Corporation               9,030,423          6,644,285    1.5
              Distributors & Services

              IT Consulting & Services       205,900    ++Computer Sciences
                                                        Corporation                       7,569,079          5,721,961    1.3
                                             223,700    ++Sungard Data Systems Inc.       6,400,247          4,350,965    1.0
                                                                                    ---------------    ---------------  ------
                                                                                         13,969,326         10,072,926    2.3

              Internet Software &          1,031,600    ++EarthLink, Inc.                 9,488,049          5,508,744    1.3
              Services                     5,557,500    ++Vignette Corporation           27,556,774          4,334,850    1.0
                                                                                    ---------------    ---------------  ------
                                                                                         37,044,823          9,843,594    2.3

              Movies & Entertainment         594,000    ++AOL Time Warner Inc.           10,371,827          6,949,800    1.6
              Networking Equipment           309,500    ++Brocade Communications
                                                        Systems, Inc.                     5,744,972          2,327,440    0.5
                                           2,120,100    ++Cisco Systems, Inc.            34,455,476         22,218,648    5.2
                                                                                    ---------------    ---------------  ------
                                                                                         40,200,448         24,546,088    5.7

              Retail--Internet               115,000    ++Amazon.com, Inc.                1,117,403          1,831,950    0.4

              Semiconductor Equipment        624,700    ++Applied Materials, Inc.        14,266,509          7,215,285    1.7
                                             148,300    ++KLA-Tencor Corporation          7,503,130          4,143,502    0.9
                                             201,600    ++Novellus Systems, Inc.          8,623,384          4,191,264    1.0
                                                                                    ---------------    ---------------  ------
                                                                                         30,393,023         15,550,051    3.6

              Semiconductors                 666,000    ++Advanced Micro Devices,
                                                        Inc.                              9,223,898          3,556,440    0.8
                                             463,900    ++Altera Corporation              6,800,870          4,031,291    0.9
                                           1,393,700    ++Applied Micro Circuits
                                                        Corporation                      13,834,734          3,985,982    0.9
                                             858,700    ++Atmel Corporation               6,507,391            901,635    0.2
                                             377,700    ++Broadcom Corporation (Class A)  9,406,424          4,033,836    0.9
                                             443,800    ++Cypress Semiconductor
                                                        Corporation                       8,632,418          2,911,328    0.7
                                           1,037,600    Intel Corporation                33,142,155         14,391,512    3.3
                                             172,700    Linear Technology Corporation     6,662,210          3,578,344    0.8
                                              65,300    ++Maxim Integrated Products,
                                                        Inc.                                903,714          1,611,604    0.4
                                             183,250    ++Microchip Technology            3,475,462          3,723,640    0.9
                                             520,100    ++Micron Technology, Inc.        12,936,949          6,433,637    1.5
                                             176,000    STMicroelectronics NV
                                                        (NY Registered Shares)            5,459,125          2,381,280    0.6
                                             451,300    Texas Instruments
                                                        Incorporated                     13,788,199          6,665,701    1.6
                                                                                    ---------------    ---------------  ------
                                                                                        130,773,549         58,206,230   13.5

              Systems Software             1,065,800    Computer Associates
                                                        International, Inc.              25,519,579         10,231,680    2.4
                                             702,400    ++Microsoft Corporation          41,725,408         30,722,976    7.1
                                           1,046,300    ++Oracle Corporation             15,250,159          8,223,918    1.9
                                             239,600    ++VERITAS Software Corporation    4,906,400          3,514,932    0.8
                                                                                    ---------------    ---------------  ------
                                                                                         87,401,546         52,693,506   12.2

              Telecommunications             110,400    ++Harmonic Inc.                   1,103,507            190,992    0.1
              Equipment                    2,196,500    ++Lucent Technologies Inc.        5,566,184          1,669,340    0.4
                                             759,900    Motorola, Inc.                   10,221,197          7,735,782    1.8
                                             130,900    ++QUALCOMM Incorporated           3,930,875          3,614,149    0.8
                                                                                    ---------------    ---------------  ------
                                                                                         20,821,763         13,210,263    3.1


SCHEDULE OF INVESTMENTS (concluded)                                                                         (IN U.S. DOLLARS)
                                             Shares                                                                  Percent of
COUNTRY       Industries                      Held              Stocks                     Cost            Value     Net Assets
United        Wireless                     1,821,000    ++AT&T Wireless Services
States        Telecommunication                         Inc.                         $   20,037,281     $    7,502,520    1.7%
(concluded)   Services

                                                        Total Stocks in the
                                                        United States                   718,750,164        366,416,201   84.8

                                                        Total Investments in
                                                        Stocks                         756,372,253        390,843,242   90.4

                                            Face
                                           Amount          Fixed Income Securities
              Internet Software &        $ 2,946,735    Microstrategy Inc., 7.50%
              Services                                  due 6/24/2007                       423,774            604,081    0.1

                                                        Total Investments in Fixed
                                                        Income Securities                   423,774            604,081    0.1


SHORT-TERM
SECURITIES                                                      Issue
              Commercial                  20,575,000    General Motors Acceptance
              Paper**                                   Corp., 2.10% due 10/01/2002      20,575,000         20,575,000    4.8
                                          10,000,000    RTZ America, 1.76% due
                                                        10/04/2002                        9,998,533          9,998,533    2.3

                                                                                         30,573,533         30,573,533    7.1
U.S. Government                           12,000,000    Federal Home Loan Bank,
Agency                                                  1.70% due 10/23/2002             11,987,533         11,987,533    2.8
Obligations**

              Total Investments in Short-Term Securities                                 42,561,066         42,561,066    9.9

              Total Investments                                                      $  799,357,093        434,008,389  100.4
                                                                                     ==============
              Liabilities in Excess of Other Assets                                                        (1,653,160)   (0.4)
                                                                                                       ---------------  ------
              Net Assets                                                                               $   432,355,229  100.0%
                                                                                                       ===============  ======


*American Depositary Receipts (ADR).
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of September 30, 2002
Assets:             Investments, at value (including securities loaned of
                    $115,976,121) (identified cost--$799,357,093)                                         $  434,008,389
                    Investments held as collateral for loaned securities, at value                           131,179,821
                    Cash                                                                                             816
                    Foreign cash (cost--$2,660)                                                                    2,657
                    Receivables:
                      Securities sold                                                   $     2,178,775
                      Capital shares sold                                                       640,682
                      Interest                                                                   32,062
                      Loaned securities                                                          19,515        2,871,034
                                                                                        ---------------
                    Prepaid registration fees                                                                     53,272
                                                                                                         ---------------
                    Total assets                                                                             568,115,989
                                                                                                         ---------------

Liabilities:        Collateral on securities loaned, at value                                                131,179,821
                    Payables:
                      Securities purchased                                                    1,574,601
                      Capital shares redeemed                                                 1,574,588
                      Investment adviser                                                        423,854
                      Distributor                                                               251,159        3,824,202
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                       756,737
                                                                                                         ---------------
                    Total liabilities                                                                        135,760,760
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   432,355,229
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                    $     3,120,564
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          4,773,336
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,292,740
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,638,270
                    Paid-in capital in excess of par                                                       1,993,559,856
                    Accumulated investment loss--net                                    $   (7,297,624)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                          (1,199,383,206)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                     (365,348,707)
                                                                                        ---------------
                    Total accumulated losses--net                                                        (1,572,029,537)
                                                                                                         ---------------
                    Net assets                                                                           $   432,355,229
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $127,711,357 and
Value:                       31,205,643 shares outstanding                                               $          4.09
                                                                                                         ===============
                    Class B--Based on net assets of $187,499,740 and
                             47,733,358 shares outstanding                                               $          3.93
                                                                                                         ===============
                    Class C--Based on net assets of $50,735,268 and
                             12,927,404 shares outstanding                                               $          3.92
                                                                                                         ===============
                    Class D--Based on net assets of $66,408,864 and
                             16,382,701 shares outstanding                                               $          4.05
                                                                                                         ===============
                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2002


STATEMENT OF OPERATIONS
                    For the Six Months Ended September 30, 2002
Investment          Interest                                                                             $       500,668
Income:             Dividends (net of $173,310 foreign withholding tax)                                          370,535
                    Securities lending--net                                                                      126,423
                                                                                                         ---------------
                    Total income                                                                                 997,626
                                                                                                         ---------------

Expenses:           Investment advisory fees                                             $    3,494,537
                    Account maintenance and distribution fees--Class B                        1,587,814
                    Transfer agent fees--Class B                                              1,023,239
                    Transfer agent fees--Class A                                                547,668
                    Account maintenance and distribution fees--Class C                          420,653
                    Transfer agent fees--Class C                                                296,799
                    Transfer agent fees--Class D                                                284,476
                    Account maintenance fees--Class D                                           127,030
                    Accounting services                                                         120,628
                    Professional fees                                                            78,632
                    Printing and shareholder reports                                             67,112
                    Custodian fees                                                               41,497
                    Registration fees                                                            40,553
                    Directors' fees and expenses                                                 28,091
                    Pricing fees                                                                  3,590
                    Other                                                                        26,106
                                                                                        ---------------
                    Total expenses                                                                             8,188,425
                                                                                                         ---------------
                    Investment loss--net                                                                     (7,190,799)
                                                                                                         ---------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                    (128,993,428)
Loss on               Foreign currency transactions--net                                       (27,678)    (129,021,106)
Investments &                                                                           ---------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net:    Investments--net                                                    (323,855,655)
                      Foreign currency  transactions--net                                           (3)    (323,855,658)
                                                                                        ---------------  ---------------
                    Total realized and unrealized loss on investments and
                    foreign currency transactions--net                                                     (452,876,764)
                                                                                                         ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $ (460,067,563)
                                                                                                         ===============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended      Year Ended
                                                                                         September 30,       March 31,
                   Decrease in Net Assets:                                                    2002              2002
Operations:        Investment loss--net                                                 $   (7,190,799)   $ (21,325,190)
                   Realized loss on investments and foreign currency
                   transactions--net                                                      (129,021,106)    (512,169,658)
                    Change in unrealized depreciation on investments and
                    foreign currency transactions--net                                    (323,855,658)      301,287,632
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from operations                  (460,067,563)    (232,207,216)
                                                                                        ---------------  ---------------

Capital Share       Net decreasein net assets from capital share transactions             (120,976,945)    (126,109,743)
Transactions:                                                                           ---------------  ---------------

Net Assets:         Total decrease in net assets                                          (581,044,508)    (358,316,959)
                    Beginning of period                                                   1,013,399,737    1,371,716,696
                                                                                        ---------------  ---------------
                    End of period*                                                      $   432,355,229  $ 1,013,399,737
                                                                                        ===============  ===============

                    *Accumulated investment loss--net                                   $   (7,297,624)  $     (106,825)
                                                                                        ===============  ===============

                    See Notes to Financial Statements.



Merrill Lynch Global Technology Fund, Inc., September 30, 2002

FINANCIAL HIGHLIGHTS
                                                                                         Class A
                                                                 For the                                            For the
The following per share data and ratios have been derived       Six Months               For the                     Period
from information provided in the financial statements.            Ended                 Year Ended              June 26, 1998++
                                                                Sept. 30,               March 31,                 to March 31,
Increase (Decrease) in Net Asset Value:                            2002       2002         2001       2000           1999
Per Share           Net asset value, beginning of period        $    8.06  $    9.86    $   29.81   $   13.59     $   10.00
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment loss--net                        (.04)++++  (.10)++++    (.11)++++   (.16)++++         (.05)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              (3.93)     (1.70)      (18.99)       16.38          3.64
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations               (3.97)     (1.80)      (19.10)       16.22          3.59
                                                                ---------  ---------    ---------   ---------     ---------
                    Less distributions in excess of
                    realized gain on investments--net                  --         --        (.85)          --            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of period              $    4.09  $    8.06    $    9.86   $   29.81     $   13.59
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share        (49.26%)+++   (18.26%)     (65.82%)     119.35%     35.90%+++
Return:**                                                       =========  =========    =========   =========     =========

Ratios to Average   Expenses                                       1.68%*      1.42%        1.17%       1.11%        1.25%*
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment loss--net                         (1.39%)*    (1.05%)       (.53%)      (.70%)       (.74%)*
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of period (in
Data:               thousands)                                  $ 127,711  $ 272,576    $ 339,412   $ 853,810     $  41,382
                                                                =========  =========    =========   =========     =========
                    Portfolio turnover                             29.99%    165.34%      122.11%      60.03%        49.72%
                                                                =========  =========    =========   =========     =========


                                                                                         Class B
                                                                 For the                                           For the
The following per share data and ratios have been derived       Six Months               For the                    Period
from information provided in the financial statements.            Ended                 Year Ended             June 26, 1998++
                                                                Sept. 30,               March 31,                to March 31,
Increase (Decrease) in Net Asset Value:                            2002       2002         2001         2000         1999
Per Share           Net asset value, beginning of period        $    7.78  $    9.62    $   29.28   $   13.48     $   10.00
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment loss--net                        (.07)++++  (.19)++++    (.33)++++   (.35)++++         (.13)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              (3.78)     (1.65)      (18.58)       16.15          3.61
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations               (3.85)     (1.84)      (18.91)       15.80          3.48
                                                                ---------  ---------    ---------   ---------     ---------
                    Less distributions in excess of realized
                    gain on investments--net                           --         --        (.75)          --            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of period              $    3.93  $    7.78    $    9.62   $   29.28     $   13.48
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share        (49.49%)+++   (19.13%)     (66.16%)     117.21%     34.80%+++
Return:**                                                       =========  =========    =========   =========     =========

Ratios to Average   Expenses                                       2.76%*      2.47%        2.18%       2.13%        2.27%*
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment loss--net                         (2.48%)*    (2.10%)      (1.55%)     (1.75%)      (1.76%)*
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of period (in
Data:               thousands)                                  $ 187,500  $ 474,172    $ 702,671  $2,234,836      $565,111
                                                                =========  =========    =========   =========     =========
                    Portfolio turnover                             29.99%    165.34%      122.11%      60.03%        49.72%
                                                                =========  =========    =========   =========     =========


                                                                                         Class C
                                                                 For the                                           For the
The following per share data and ratios have been derived       Six Months               For the                    Period
from information provided in the financial statements.            Ended                 Year Ended              June 26, 1998++
                                                                Sept. 30,               March 31,                 to March 31,
Increase (Decrease) in Net Asset Value:                            2002       2002         2001         2000         1999
Per Share           Net asset value, beginning of period        $    7.77  $    9.62    $   29.28   $   13.48     $   10.00
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment loss--net                        (.07)++++  (.19)++++    (.33)++++   (.35)++++         (.13)
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net                              (3.78)     (1.66)      (18.58)       16.15          3.61
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations               (3.85)     (1.85)      (18.91)       15.80          3.48
                                                                ---------  ---------    ---------   ---------     ---------
                    Less distributions in excess of realized
                    gain on investments--net                           --         --        (.75)          --            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of period              $    3.92  $    7.77    $    9.62   $   29.28     $   13.48
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share        (49.55%)+++   (19.23%)     (66.16%)     117.21%     34.80%+++
Return:**                                                       =========  =========    =========   =========     =========

Ratios to Average   Expenses                                       2.82%*      2.51%        2.19%       2.14%        2.28%*
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment loss--net                         (2.54%)*    (2.14%)      (1.56%)     (1.76%)      (1.76%)*
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of period (in thousands)    $  50,735  $ 123,955    $ 153,446   $ 446,669     $ 127,461
Data:                                                           =========  =========    =========   =========     =========
                    Portfolio turnover                             29.99%    165.34%      122.11%      60.03%        49.72%
                                                                =========  =========    =========   =========     =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., September 30, 2002


FINANCIAL HIGHLIGHTS (CONCLUDED)
                                                                                         Class D
                                                                 For the                                             For the
The following per share data and ratios have been derived       Six Months               For the                      Period
from information provided in the financial statements.            Ended                 Year Ended               June 26, 1998++
                                                                Sept. 30,               March 31,                  to March 31,
Increase (Decrease) in Net Asset Value:                            2002       2002         2001       2000            1999
Per Share           Net asset value, beginning of period        $    7.99  $    9.81    $   29.68   $   13.56     $   10.00
Operating                                                       ---------  ---------    ---------   ---------     ---------
Performance:        Investment loss--net                        (.05)++++  (.12)++++    (.16)++++   (.20)++++         (.07)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (3.89)     (1.70)      (18.89)       16.32          3.63
                                                                ---------  ---------    ---------   ---------     ---------
                    Total from investment operations               (3.94)     (1.82)      (19.05)       16.12          3.56
                                                                ---------  ---------    ---------   ---------     ---------
                    Less distributions in excess of realized
                    gain on investments--net                           --         --        (.82)          --            --
                                                                ---------  ---------    ---------   ---------     ---------
                    Net asset value, end of period              $    4.05  $    7.99    $    9.81   $   29.68     $   13.56
                                                                =========  =========    =========   =========     =========

Total Investment    Based on net asset value per share        (49.31%)+++   (18.55%)     (65.88%)     118.88%     35.60%+++
Return:**                                                       =========  =========    =========   =========     =========

Ratios to Average   Expenses                                       1.93%*      1.67%        1.41%       1.37%        1.50%*
Net Assets:                                                     =========  =========    =========   =========     =========
                    Investment loss--net                         (1.64%)*    (1.30%)       (.78%)      (.98%)      (1.00%)*
                                                                =========  =========    =========   =========     =========

Supplemental        Net assets, end of period (in thousands)    $  66,409   $142,697    $ 176,188   $ 473,672      $115,110
Data:                                                           =========  =========    =========   =========     =========
                    Portfolio turnover                             29.99%    165.34%      122.11%      60.03%        49.72%
                                                                =========  =========    =========   =========     =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


Merrill Lynch Global Technology Fund, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion, .95% of the average net assets of the Fund in excess of $1 billion but not exceeding $2 billion and .90% in excess of $2 billion.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account         Distribution
                        Maintenance Fee         Fee

Class B                       .25%             .75%
Class C                       .25%             .75%
Class D                       .25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD       MLPF&S

Class A                      $ 213      $1,169
Class D                      $1,249     $23,584


For the six months ended September 30, 2002, MLPF&S received contingent deferred sales charges of $455,604 and $6,239 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $14 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2002, the Fund lent securities with a value of $24,559,748 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of September 30, 2002, cash collateral of $59,030,920 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $72,148,901 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended September 30, 2002, QA Advisors received $49,459 in securities lending agent fees.

In addition, MLPF&S received $256,798 in commissions on the execution of portfolio security transactions for the Fund for the six months ended September 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed
MLIM $8,877 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2002 were $191,484,825 and $280,558,032, respectively.

Net realized losses for the six months ended September 30, 2002 and net unrealized losses as of September 30, 2002 were as follows:

                                     Realized     Unrealized
                                      Losses         Losses

Long-term investments           $(128,993,428)  $ (365,348,704)
Foreign currency transactions         (27,678)              (3)
                                --------------  ---------------
Total                           $(129,021,106)  $ (365,348,707)
                                ==============  ===============

As of September 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $382,030,912, all of which related to depreciated securities. The aggregate cost of investments at September 30, 2002 for Federal income tax purposes was $816,039,301.


Merrill Lynch Global Technology Fund, Inc., September 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $120,976,945 and $126,109,743 for the six months ended September 30, 2002 and the year ended March 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                      Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                          3,858,617  $    22,905,791
Shares redeemed                    (6,478,647)     (39,901,495)
                                --------------  ---------------
Net decrease                       (2,620,030)  $  (16,995,704)
                                ==============  ===============


Class A Shares for the Year                            Dollar
Ended March 31, 2002                  Shares           Amount

Shares sold                          8,292,294  $    76,527,458
Shares issued resulting from
reorganization                       2,666,689       20,790,664
                                --------------  ---------------
Total issued                        10,958,983       97,318,122
Shares redeemed                   (11,544,803)    (104,464,793)
                                --------------  ---------------
Net decrease                         (585,820)  $   (7,146,671)
                                ==============  ===============


Class B Shares for the Six Months                      Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                          2,083,107  $    11,573,467
Automatic conversion of shares     (2,027,221)     (11,611,079)
Shares redeemed                   (13,286,035)     (76,781,527)
                                --------------  ---------------
Net decrease                      (13,230,149)  $  (76,819,139)
                                ==============  ===============


Class B Shares for the Year                            Dollar
Ended March 31, 2002                  Shares           Amount

Shares sold                          6,618,960  $    59,630,803
Shares issued resulting from
reorganization                       8,066,149       60,995,690
                                --------------  ---------------
Total issued                        14,685,109      120,626,493
Automatic conversion of shares     (3,691,710)     (32,287,495)
Shares redeemed                   (23,067,659)    (201,117,874)
                                --------------  ---------------
Net decrease                      (12,074,260)  $ (112,778,876)
                                ==============  ===============


Class C Shares for the Six Months                      Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                            288,747  $     1,705,691
Shares redeemed                    (3,306,840)     (19,257,881)
                                --------------  ---------------
Net decrease                       (3,018,093)  $  (17,552,190)
                                ==============  ===============


Class C Shares for the Year                            Dollar
Ended March 31, 2002                  Shares           Amount

Shares sold                          2,124,329  $    19,691,079
Shares issued resulting from
reorganization                       4,333,366       32,756,627
                                --------------  ---------------
Total issued                         6,457,695       52,447,706
Shares redeemed                    (6,465,576)     (55,892,530)
                                --------------  ---------------
Net decrease                           (7,881)  $   (3,444,824)
                                ==============  ===============


Class D Shares for the Six Months                      Dollar
Ended September 30, 2002              Shares           Amount

Shares sold                            599,010  $     3,313,989
Automatic conversion of
shares                               1,968,903       11,611,079
                                --------------  ---------------
Total issued                         2,567,913       14,925,068
Shares redeemed                    (4,040,771)     (24,534,980)
                                --------------  ---------------
Net decrease                       (1,472,858)  $   (9,609,912)
                                ==============  ===============


Class D Shares for the Year                            Dollar
Ended March 31, 2002                  Shares           Amount

Shares sold                          1,485,566  $    13,617,467
Automatic conversion of
shares                               3,606,201       32,287,495
Shares issued resulting from
reorganization                       1,766,276       13,672,787
                                --------------  ---------------
Total issued                         6,858,043       59,577,749
Shares redeemed                    (6,968,526)     (62,317,121)
                                --------------  ---------------
Net decrease                         (110,483)  $   (2,739,372)
                                ==============  ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended September 30, 2002.

6. Capital Loss Carryforward:
On March 31, 2002, the Fund had a net capital loss carryforward of $999,850,595, of which $2,823,304 expires in 2006, $40,970,523 expires in 2008, $37,623,208 expires in 2009 and $918,433,560 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.